UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 27, 2018

AYTU BIOSCIENCE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38247	47-0883144
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 206, Englewood, Colorado	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 437-6580

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2018 annual meeting of stockholders for Aytu BioScience, Inc. for the fiscal year ended June 30, 2018 was held on June 27, 2018. Of the 35,883,069 shares outstanding on the record date for the meeting, a total of 27,180,123 shares were present or represented at the meeting.

At the meeting, our stockholders elected five members to our board of directors as follows:

Members	Number of Votes Cast For	Number of Votes Cast Against	Number of Votes Withheld	Number of Broker Non-Votes

Joshua R. Disbrow	10,015,887	0	1,562,549	15,601,687

Gary V. Cantrell	9,931,570	0	1,646,866	15,601,687

Carl C. Dockery	9,937,116	0	1,641,320	15,601,687

John A. Donofrio, Jr.	10,238,033	0	1,340,403	15,601,687

Michael E. Macaluso	9,967,263	0	1,611,173	15,601,687

The election of directors was determined by a plurality of the votes cast at the meeting, whereby the five nominees receiving the highest number of “FOR” votes were elected as directors.

At the meeting, our stockholders took the following actions:

Did not approve an amendment to our certificate of incorporation to increase the number of authorized shares of common stock from 100,000,000 to 300,000,000 shares of common stock. The vote was 16,288,316 shares for, 10,321,933 shares against, 569,874 shares abstaining, and no shares of broker non-votes;

Approved, by a majority of the shares of our outstanding capital stock, an amendment to our certificate of incorporation to effect a reverse stock split at a ratio of any whole number up to 1-for-20, as determined by the board of directors, at any time before our next annual meeting. The vote for such approval was 18,053,733 shares for, 8,948,996 shares against, 177,394 shares abstaining, and no shares of broker non-votes; and

Ratified, by a majority of the shares voting at the meeting, the appointment of EKS&H, LLLP as our independent registered public accounting firm for the fiscal year ending June 30, 2018. The vote for such approval was 22,207,381 shares for, 2,657,778 shares against, 2,314,964 shares abstaining, and no shares of broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AYTU BIOSCIENCE, INC.

Date: July 2, 2018	By:	/s/ David Green
Name: David Green Title: Chief Financial Officer

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